Exhibit (n)(B)

FORM OF

FUNDVANTAGE TRUST(1)

APPENDIX A

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on July 10, 2015)

Series/Share Class		Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
1.	Cutwater High Yield Fund
	Class A	4.00%	None	0.25%	None	1%/60 days
	Class C	None	1%/1 Year	1.00%	None	1%/60 days
	Institutional	None	None	None	None	1%/60 days
2.	Cutwater Investment Grade Bond Fund
	Class A	4.00%	None	0.25%	None	1%/60 days
	Class C	None	1%/1 Year	1.00%	None	1%/60 days
	Institutional	None	None	None	None	1%/60 days

(1)  The following eleven (11) series of the Trust are not included in this plan because such series currently only issue a single class of shares:  (1) Pemberwick Fund, (2) Pacific Capital Tax-Free Securities Fund, (3) Pacific Capital Tax-Free Short Intermediate Securities Fund, (4) Gotham Absolute Return Fund, (5) Gotham Enhanced Return Fund, (6) Gotham Neutral Fund, (7) Gotham Absolute 500 Fund, (8) Gotham Enhanced 500 Fund (9) Gotham Total Return Fund, (10) Gotham Index Plus Fund and (11) Pacific Capital U.S. Government Money Market Fund.

(2)   A CDSC of 1.00% may be assessed on certain redemptions of Class A Shares made within: (i) 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more for the Cutwater High Yield Fund, Cutwater Investment Grade Bond Fund, Cutwater Multi-Sector Inflation Protection Fund, Cutwater Municipal Bond Inflation Protection Fund, Lateef Fund, WHV International Equity Fund, WHV/Seizert Small Cap Value Equity Fund, WHV/EAM International Small Cap Equity Fund; WHV/EAM Emerging Markets Small Cap Equity Fund; WHV/Acuity Tactical Credit Long/Short Fund, WHV Diversified International Equity Fund by Rivington, WHV Diversified Global Equity Fund by Rivington, Estabrook Value Fund, Estabrook Investment Grade Fixed Income Fund, EIC Value Fund. SkyBridge Dividend Value Fund, [Polen Growth Fund and Polen Global Growth Fund]; (ii) 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more for the Montibus Small Cap Growth Fund, Boston Advisors Broad Allocation Strategy Fund, Quality Dividend Fund, Sirios Focus Fund, Bradesco Latin American Equity Fund, and Bradesco Latin American Hard Currency Bond Fund; and (iii) 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $750,000 or more for the Private Capital Management Value Fund.

(3)  Class C shares are subject to a distribution fee and service fee, each pursuant to Rule 12b-1, of 0.75% and 0.25%, respectively.

(4)  Redemption fee is calculated as a percentage of the amount redeemed.  The redemption fee is retained by the applicable Fund and is withheld from redemption proceeds.

Series/Share Class		Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
3.	Cutwater Multi-Sector Inflation Protection Fund
	Class A	4.00%	None	0.25%	None	1%/60 days
	Class C	None	1%/1 Year	1.00%	None	1%/60 days
	Institutional	None	None	None	None	1%/60 days
4.	Cutwater Municipal Bond Inflation Protection Fund
	Class A	4.00%	None	0.25%	None	1%/60 days
	Class C	None	1%/1 Year	1.00%	None	1%/60 days
	Institutional	None	None	None	None	1%/60 days
5.	Lateef Fund
	Class A	5.00%	None	0.25%	None	2%/30 days
	Class C	None	None	1.00%	None	2%/30 days
	Class I	None	None	None	None	2%/30 days
6.	WHV International Equity Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
7.	WHV/Seizert Small Cap Value Equity Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
8.	WHV/EAM International Small Cap Equity Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
9.	WHV/EAM Emerging Markets Small Cap Equity Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
10.	WHV/Acuity Tactical Credit Long/Short Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None

Series/Share Class		Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
11.	Rivington Diversified International Equity Fund by WHV
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
12.	Rivington Diversified Global Equity Fund by WHV
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/1 Year	1.00%	None	None
	Class I	None	None	None	None	None
13.	Private Capital Management Value Fund
	Class A	5.00%	None	0.25%	None	2%/30 days
	Class C	None	1%/1 Year	1.00%	None	2%/30 days
	Class I	None	None	None	None	2%/30 days
	Class R	None	None	0.50%	None	2%/30 days
14.	Estabrook Value Fund
	Class A	5.75%	None	0.25%	None	1%/90 days
	Class C	None	None	1.00%	None	1%/90 days
	Class I	None	None	None	None	1%/90 days
	Class R	None	None	0.50%	None	1%/90 days
15.	Estabrook Investment Grade Fixed Income Fund
	Class A	3.75%	None	0.25%	None	1%/90 days
	Class C	None	None	1.00%	None	1%/90 days
	Class I	None	None	None	None	1%/90 days
	Class R	None	None	0.50%	None	1%/90 days
16.	Polen Growth Fund
	[Class A]	[TBD]	[TBD]	[TBD]	[TBD]	[TBD]
	[Class C]	[TBD]	[TBD]	[TBD]	[TBD]	[TBD]
	Retail Class (Class A)	None	None	0.25%	None	2%/60 days
	Institutional Class	None	None	None	None	2%/60 days
17.	Polen Global Growth Fund
	Class A	[5.50%]	[None]	[0.25%]	[None]	[2%/60 days]
	Class C	[None]	[1%/12 Months]	[1.00%]	[None]	[2%/60 days]
	Retail Class	None	None	0.25%	None	2%/60 days
	Institutional Class	None	None	None	None	2%/60 days
18.	DuPont Capital Emerging Markets Fund
	Class I	None	None	None	None	2%/60 days

Series/Share Class		Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
19.	DuPont Capital Emerging Markets Debt Fund
	Class I	None	None	None	None	2%/60 days
20.	Montibus Small Cap Growth Fund
	Class A	5.75%	None	0.25%	None	1%/60 days
	Advisor Class	None	None	0.25%	None	1%/60 days
	Institutional Class	None	None	None	None	1%/60 days
21.	EIC Value Fund
	Class A	5.50%	None	0.25%	None	2%/30 days
	Class C	None	1%/18 Months	1.00%	None	2%/30 days
	Retail Class	None	None	0.25%	None	2%/30 days
	Institutional Class	None	None	None	None	2%/30 days
22.	Quality Dividend Fund
	Class A	5.75%	None	0.25%	None	1%/60 days
	Class C	None	1%/12 Months	1.00%	None	1%/60 days
	Institutional Class	None	None	None	None	1%/60 days
23.	Sirios Focus Fund
	Class A	5.50%	None	0.25%	None	2%/30 days
	Class C	None	1%/12 Months	1.00%	None	2%/30 days
	Retail Class	None	None	0.25%	None	2%/30 days
	Institutional Class	None	None	None	None	2%/30 days
24.	Bradesco Latin American Equity Fund
	Class A	5.50%	None	0.25%	None	2%/30 days
	Class C	None	1%/12 Months	1.00%	None	2%/30 days
	Retail Class	None	None	0.25%	None	2%/30 days
	Institutional Class	None	None	None	None	2%/30 days
25.	Bradesco Latin American Hard Currency Bond Fund
	Class A	5.50%	None	0.25%	None	2%/30 days
	Class C	None	1%/12 Months	1.00%	None	2%/30 days
	Retail Class	None	None	0.25%	None	2%/30 days
	Institutional Class	None	None	None	None	2%/30 days
26.	Mount Lucas U.S. Focused Equity Fund
	Class I	None	None	None	None	None
	Class II	None	None	None	0.25%	None

Series/Share Class		Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
27.	SkyBridge Dividend Value Fund
	Class A	5.75%	None	0.25%	None	None
	Class C	None	1%/18 Months	1.00%	None	None
	Class I	None	None	None	None	None